UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2018
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2018, the Board of Directors of The Hain Celestial Group, Inc. (the “Company”) adopted an amendment and restatement of the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”) to make certain administrative changes including, among other changes, allowing for virtual stockholders meetings and providing that share certificates be signed by any two authorized officers of the Company instead of specific enumerated officers. The By-Laws became effective upon adoption by the Company’s Board of Directors on December 5, 2018. The foregoing does not constitute a complete summary of the amendment to the By-Laws, and reference is made to the complete text of the By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 5, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company submitted the following matters to a vote of security holders:

No. 1	To elect nine directors, each to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
No. 2	To approve, on an advisory basis, the compensation of our named executive officers for the fiscal year ended June 30, 2018; and
No. 3	To ratify the appointment of Ernst & Young LLP as our registered independent accountants for the fiscal year ending June 30, 2019.

Proposal No. 1 - Election of Directors:

The Company’s stockholders elected the persons named below, the Company’s nominees, as directors of the Company, with the following vote:

Name:	For	Against	Abstain

Celeste A. Clark	82,555,884	728,224	80,778
Andrew R. Heyer	68,716,802	14,421,261	226,823
R. Dean Hollis	80,194,303	2,961,540	209,043
Shervin J. Korangy	81,639,817	1,514,248	210,821
Roger Meltzer	70,460,081	12,677,241	227,564
Mark Schiller	82,826,165	326,953	211,768
Jack L. Sinclair	78,449,485	4,825,826	89,575
Glenn W. Welling	76,752,201	6,523,103	89,582
Dawn M. Zier	75,669,370	7,613,569	81,947

Broker Non-Votes: 11,446,791

Proposal No. 2 - Advisory Vote regarding the Compensation of the Company’s Named Executive Officers:

The Company’s stockholders cast their advisory votes to approve the compensation of our named executive officers for the fiscal year ended June 30, 2018 as set forth in the Company’s proxy statement with the following vote:

For	Against	Abstain	Broker Non-Votes
42,105,791	41,110,367	148,728	11,446,791

Proposal No. 3 - Ratification of Appointment of Registered Independent Accountants:

The Company’s stockholders ratified the appointment of Ernst & Young LLP for the fiscal year ending June 30, 2019 with the following vote:

For	Against	Abstain	Broker Non-Votes
93,498,637	1,207,516	105,524	—

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
3.1	The Hain Celestial Group, Inc. Amended and Restated By-Laws

EXHIBIT INDEX

Exhibit No.	Description
3.1	The Hain Celestial Group, Inc. Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: December 7, 2018

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Denise M. Faltischek
Name:	Denise M. Faltischek
Title:	Executive Vice President and Chief Strategy Officer, Corporate Secretary